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Annual Report

September 30, 2001

Mercury
Target Select Equity
Fund, Inc.

A SPECIAL MESSAGE TO SHAREHOLDERS

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


         September 30, 2001 (2) Mercury Target Select Equity Fund, Inc.

DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Mercury Target Select Equity Fund, Inc. The Fund's investment objective is to seek long-term capital appreciation by investing in a non-diversified portfolio of US and foreign common stocks and other equity securities.

Fund Structure & Management

Several structural changes took place in the Fund during the fiscal year. Target Select Equity Fund was reorganized from the TIP Funds Trust to the Alpha Select Funds Trust on November 1, 2000. As part of that reorganization, shareholders also approved the selection of several new sub-advisers for the Fund; implementation of a performance based advisory fee; and the selection of Concentrated Capital Management, LP (CCM) as the Fund's investment adviser.

CCM as adviser continues to employ a multi-manager approach, using three sub-advisers to manage four distinct sub-portfolios. Each such sub-portfolio is concentrated, which allows each manager to focus on a limited number of strong ideas from distinct segments of the market. While there may be additional volatility associated with concentrated stock selection, the combination of different managers and investment strategies is designed to benefit shareholders by attempting to mitigate the impact of any increase in volatility.

Turner Investment Partners, Inc. (Turner) manages an all capitalization, earnings momentum growth strategy. Evergreen Investment Management Company manages a mid- to large-capitalization growth strategy. Mercury Advisors manages the remaining two investment strategies; one is an all-capitalization value strategy and the other is a global strategy focused on small-capitalization stocks.

Turner previously managed a significant majority of the Fund's assets prior to the reorganization. In an effort to establish a relatively equal weighting among the sub-advisers, all new cash flow has been allocated to the other managers since that time. These efforts combined with market actions to produce the following allocations as of September 30, 2001. Turner's portion of the Fund was 31.3%. Evergreen managed 21.0% of the total Fund. Mercury's value mandate accounted for 27.9%, and its global small cap portfolio represented 19.8% of the Fund.

Fiscal Year in Review

Since inception (December 14, 2000) through September 30, 2001, Mercury Target Select Equity Fund, Inc.'s Class A, Class B and Class C Shares had total returns of -41.70%, -42.00% and -42.10%, respectively. For the 12-month period ended September 30, 2001, the Fund's Class I Shares had a total return of -61.37%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-9 of this report to shareholders.) This compares with total returns of -21.73% and -27.91% for the Fund's unmanaged benchmark, the Russell 3000 Index for the period December 14, 2000 to September 30, 2001 and the 12-month period ended September 30, 2001, respectively.

During most of the 12-month period ended September 30, 2001, the stock market was under considerable pressure because of concerns about corporate profits and the slumping economy. These conditions worsened during the third quarter of 2001 as a


         September 30, 2001 (3) Mercury Target Select Equity Fund, Inc.

result of broadly negative investor sentiment toward growth stocks, continued economic concerns and the sharp market decline in reaction to the devastating events of September 11, 2001. The widespread investor uncertainty concerning the economic outlook and the political environment had a negative impact on traditional growth sectors, including the technology and consumer sectors. Because the Fund was weighted more heavily toward growth stocks and held significant investments in the technology sector, it underperformed its benchmark, the Russell 3000 Index. While the Fund's continued exposure to value stocks helped to mitigate the negative effect of the Fund's growth stock exposure, it was not enough to offset the impact of such a significant decline in growth stocks.

Market conditions during the last 12 months have been unprecedented and have been compounded by political uncertainty surrounding possible US and world reaction to terrorist threats. However, downturns in the stock market are actually normal. Historically, stocks have lost money about one in every four years. The current bear market serves as a reminder that downturns are the price investors pay for the significant long-term return potential of the equity market. We believe that many high-quality, growth-oriented companies with solid fundamentals remain well positioned to deliver strong results over the long term. In addition, many value companies are likely to perform well relative to the market during periods of overall market weakness. We believe that employing a multi-manager approach and offering a diversified portfolio of those managers' best ideas will allow the Fund to benefit our shareholders over the long term.

In Conclusion

On October 11, 2001, the Fund's Board of Directors approved the liquidation of this Fund. Effective October 31, 2001, Mercury Advisors resigned as sub-adviser to the Alpha Select Funds Trust. We anticipate liquidating the Fund on or about November 26, 2001. We thank you for your investment in Mercury Target Select Equity Fund, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
Director and President
Mercury Funds, Inc.

November 2, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


         September 30, 2001 (4) Mercury Target Select Equity Fund, Inc.

OFFICERS AND DIRECTORS

Terry K. Glenn, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


         September 30, 2001 (5) Mercury Target Select Equity Fund, Inc.

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.35% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

The performance results presented are those of Mercury Target Select Equity Fund and, prior to January 1, 2001, a predecessor fund investing in the same underlying portfolio. Performance results after January 1, 2001 include the actual operating expenses of Mercury Target Select Equity Fund. Performance results reflect the current fees of Mercury Target Select Equity Fund. Performance results prior to January 1, 2001 reflect the operating expenses of the predecessor fund. If Mercury Target Select Equity Fund's expenses were reflected, the results may have been less than those shown.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


         September 30, 2001 (6) Mercury Target Select Equity Fund, Inc.

RECENT PERFORMANCE RESULTS*
================================================================================
                                  6-Month          12-Month      Since Inception
As of September 30, 2001       Total Return      Total Return      Total Return
--------------------------------------------------------------------------------
Class I                           -17.59%           -61.37%           +25.58%
--------------------------------------------------------------------------------
Class A                           -17.19            -61.24            +25.99
--------------------------------------------------------------------------------
Class B                           -17.50            -61.44            +25.34
--------------------------------------------------------------------------------
Class C                           -17.64            -61.47            +25.25
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. Performance results shown are those of Mercury Target Select Fund, and prior to January 1, 2001, a predecessor fund. Since inception total returns are from 12/31/97 (the inception date of the predecessor fund).


         September 30, 2001 (7) Mercury Target Select Equity Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

Mercury Target Select Equity Fund, Inc.'s Class I and Class A Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class I Shares and Class A Shares compared to growth of an investment in the Russell 3000 Index. Values are from December 31, 1997 to September 2001:

                                  12/31/97**  9/98        9/99        9/00        9/01
Mercury Target Select Equity
Fund, Inc.+--Class I Shares*      $ 9,475     $ 9,806     $17,655     $30,799     $11,898
Mercury Target Select Equity
Fund, Inc. +--Class A Shares*     $ 9,475     $ 9,806     $17,655     $30,799     $11,938
Russell 3000 Index++              $10,000     $10,223     $12,914     $15,263     $11,003

Mercury Target Select Equity Fund, Inc.'s Class B and Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class B Shares and Class C Shares compared to growth of an investment in the Russell 3000 Index. Values are from December 31, 1997 to September 2001:

                                  12/31/97**  9/98        9/99        9/00        9/01
Mercury Target Select Equity
Fund, Inc.+--Class B Shares*      $10,000     $10,350     $18,634     $32,507     $12,159
Mercury Target Select Equity
Fund, Inc. +--Class C Shares*     $10,000     $10,350     $18,634     $32,507     $12,400
Russell 3000 Index++              $10,000     $10,223     $12,914     $15,263     $11,003

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Class I Shares of the Target Select Equity Fund portfolio of the Alpha Select Funds. The Portfolio invests primarily in a non-diversified portfolio of US and foreign common stocks and other equity securities.
++ This unmanaged market capitalization-weighted Index is comprised of the 3,000 largest US companies. The starting date for the Index in each of the graphs is from 12/31/97.

      Past performance is not predictive of future results.


         September 30, 2001 (8) Mercury Target Select Equity Fund, Inc.

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                                        % Return       % Return
                                                      Without Sales   With Sales
Class I Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
One Year Ended
9/30/01                                                  -61.37%        -63.50%
--------------------------------------------------------------------------------
Inception (12/31/97)
through 9/30/01                                          + 6.26         + 4.75
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

                                                        % Return       % Return
                                                      Without Sales   With Sales
Class A Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
One Year Ended
9/30/01                                                 -61.24%         -63.28%
--------------------------------------------------------------------------------
Inception (12/31/97)
through 9/30/01                                         + 6.35          + 4.84
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

                                                    % Return            % Return
                                                     Without              With
Class B Shares*                                        CDSC              CDSC**
--------------------------------------------------------------------------------
One Year Ended
9/30/01                                              -61.44%            -62.05%
--------------------------------------------------------------------------------
Inception (12/31/97)
through 9/30/01                                      + 6.20             + 6.20
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.

**    Assuming payment of applicable contingent deferred sales charge.

                                                    % Return            % Return
                                                     Without              With
Class C Shares*                                        CDSC              CDSC**
--------------------------------------------------------------------------------
One Year Ended
9/30/01                                              -61.47%            -61.62%
--------------------------------------------------------------------------------
Inception (12/31/97)
through 9/30/01                                      + 6.18             + 6.18
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.

**    Assuming payment of applicable contingent deferred sales charge.

SCHEDULE OF INVESTMENTS

MERCURY TARGET SELECT EQUITY FUND, INC.

                                                                          In US Dollars
                                                                          -------------
Investments                                                 Shares Held         Value
---------------------------------------------------------------------------------------

EQUITY FUNDS--100.2%
=======================================================================================
Target Select Equity Fund (Class I)                            68,200         $ 434,437
---------------------------------------------------------------------------------------
Total Investments in Equity Funds (Cost--$603,295)--100.2%                      434,437
---------------------------------------------------------------------------------------
Total Investments (Cost--$603,295)--100.2%                                      434,437
Liabilities in Excess of Other Assets--(0.2%)                                      (722)
                                                                              ---------
Net Assets--100.0%                                                            $ 433,715
                                                                              =========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.


         September 30, 2001 (9) Mercury Target Select Equity Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2001

MERCURY TARGET SELECT EQUITY FUND, INC.

Assets:
Investments, at value (identified cost--$603,295)                                     $ 434,437
Cash                                                                                      5,890
Receivables:
  Securities sold                                                          $2,511
  Capital shares sold                                                          86         2,597
                                                                           --------------------
Total assets                                                                            442,924
                                                                                      ---------
-----------------------------------------------------------------------------------------------

Liabilities:
Payables:
  Securities purchased                                                      5,492
  Investment adviser                                                          438
  Distributor                                                                 284         6,214
                                                                           ------
Accrued expenses and other liabilities                                                    2,995
                                                                                      ---------
Total liabilities                                                                         9,209
                                                                                      ---------
-----------------------------------------------------------------------------------------------

Net Assets:
Net assets                                                                            $ 433,715
                                                                                      =========
-----------------------------------------------------------------------------------------------

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                   $       1
Class A Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                           1
Class B Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                           4
Class C Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                           1
Paid-in capital in excess of par                                                        624,295
Accumulated investment loss--net                                                           (612)
Accumulated realized capital losses on investments--net                                 (21,117)
Unrealized depreciation on investments--net                                            (168,858)
                                                                                      ---------
Net assets                                                                            $ 433,715
                                                                                      =========
-----------------------------------------------------------------------------------------------

Net Asset Value:
Class I--Based on net assets of $39,461 and 6,787 shares outstanding                  $    5.81
                                                                                      =========
Class A--Based on net assets of $60,853 and 10,443 shares outstanding                 $    5.83
                                                                                      =========
Class B--Based on net assets of $255,820 and 44,130 shares outstanding                $    5.80
                                                                                      =========
Class C--Based on net assets of $77,581 and 13,390 shares outstanding                 $    5.79
                                                                                      =========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


         September 30, 2001 (10) Mercury Target Select Equity Fund, Inc.

STATEMENT OF OPERATIONS

For the Period December 14, 2000+ to September 30, 2001

MERCURY TARGET SELECT EQUITY FUND, INC.

Investment Income:
Total income                                                          $      --
                                                                      ---------
-------------------------------------------------------------------------------

Expenses:

Offering costs                                         $  69,955
Registration fees                                         64,071
Accounting services                                       27,404
Directors' fees and expenses                               8,336
Printing and shareholder reports                           6,121
Account maintenance and distribution fees--Class B         1,514
Custodian fees                                             1,313
Transfer agent fees--Class B                               1,251
Professional fees                                            580
Account maintenance and distribution fees--Class C           518
Transfer agent fees--Class C                                 430
Transfer agent fees--Class A                                 419
Account maintenance fees--Class A                            183
Transfer agent fees--Class I                                 175
Other                                                      2,997
                                                       ---------
Total expenses before reimbursement                      185,267
Reimbursement of expenses                               (181,386)
                                                       ---------
Total expenses after reimbursement                                        3,881
                                                                      ---------
Investment loss--net                                                     (3,881)
                                                                      ---------
-------------------------------------------------------------------------------

Realized & Unrealized Loss on Investments--Net:

Realized loss on investments--net                                       (21,117)
Unrealized depreciation on investments--net                            (168,858)
                                                                      ---------
Net Decrease in Net Assets Resulting from Operations                  $(193,856)
                                                                      =========
-------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


         September 30, 2001 (11) Mercury Target Select Equity Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 14, 2000+ to September 30, 2001

MERCURY TARGET SELECT EQUITY FUND, INC.

 Increase (Decrease) in Net Assets:
 ------------------------------------------------------------------------------
 Operations:

 Investment loss--net                                                 $  (3,881)
 Realized loss on investments--net                                      (21,117)
 Unrealized depreciation on investments--net                           (168,858)
                                                                      ---------
 Net decrease in net assets resulting from operations                  (193,856)
                                                                      ---------
 ------------------------------------------------------------------------------

 Capital Share Transactions:

 Net increase in net assets derived from capital share transactions     527,571
                                                                      ---------
 ------------------------------------------------------------------------------

 Net Assets:

 Total increase in net assets                                           333,715
 Beginning of period                                                    100,000
                                                                      ---------
 End of period*                                                       $ 433,715
                                                                      =========
 ------------------------------------------------------------------------------
*Accumulated investment loss--net                                     $    (612)
                                                                      =========
 ------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


         September 30, 2001 (12) Mercury Target Select Equity Fund, Inc.

FINANCIAL HIGHLIGHTS

MERCURY TARGET SELECT EQUITY FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                   For the Period Dec. 14, 2000+
                                                       to September 30, 2001
                                                   -----------------------------
Increase (Decrease) in Net Asset Value:               Class I         Class A
--------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                  $10.00          $10.00
                                                      ----------------------
Investment loss--net                                    (.02)           (.05)
Realized and unrealized loss on investments--net       (4.17)          (4.12)
                                                      ----------------------
Total from investment operations                       (4.19)          (4.17)
                                                      ----------------------
Net asset value, end of period                        $ 5.81          $ 5.83
                                                      ======================
--------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                    25.27%***      (41.70%)++
                                                      ======================
--------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                          .60%*           .95%*
                                                      ======================
Expenses                                              65.98%*         66.33%*
                                                      ======================
Investment loss--net                                   (.60%)*         (.95%)*
                                                      ======================
--------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)              $   39          $   61
                                                      ======================
Portfolio turnover                                    47.96%          47.96%
                                                      ======================
--------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
*** Total return shown is from 12/31/97 to 9/30/01. Performance results are those of Mercury Target Select Equity Fund, Inc. and prior to January 1, 2001, a predecessor fund investing in the same underlying portfolio.
  +   Commencement of operations.
 ++   Aggregate total investment return.

      See Notes to Financial Statements.


         September 30, 2001 (13) Mercury Target Select Equity Fund, Inc.

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY TARGET SELECT EQUITY FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                  For the Period Dec. 14, 2000+
                                                      to September 30, 2001
                                                  -----------------------------
Increase (Decrease) in Net Asset Value:              Class B         Class C
--------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                 $ 10.00         $ 10.00
                                                     -----------------------
Investment loss--net                                    (.05)           (.06)
Realized and unrealized loss on investments--net       (4.15)          (4.15)
                                                     -----------------------
Total from investment operations                       (4.20)          (4.21)
                                                     -----------------------
Net asset value, end of period                       $  5.80         $  5.79
                                                     =======================
--------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                   (42.00%)++      (42.10%)++
                                                     =======================
--------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                         1.60%*          1.60%*
                                                     =======================
Expenses                                              67.01%*         67.01%*
                                                     =======================
Investment loss--net                                  (1.60%)*        (1.60%)*
                                                     =======================
--------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)             $   256         $    78
                                                     =======================
Portfolio turnover                                    47.96%          47.96%
                                                     =======================
--------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


         September 30, 2001 (14) Mercury Target Select Equity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MERCURY TARGET SELECT EQUITY FUND, INC.

(1)   Significant Accounting Policies:

      Mercury Target Select Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund will seek to achieve its investment objective by investing all of its assets in Class I Shares of the Target Select Equity Fund portfolio (the "Portfolio") of the Alpha Select Funds (the "Trust"), which has the same investment objective as the Fund. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on December 14, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on October 18, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The principal assets of the Fund will normally be its interest in the Portfolio, which will be valued at its net asset value as reported by the Portfolio. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which


         September 30, 2001 (15) Mercury Target Select Equity Fund, Inc.

      approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

      (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

      o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

      o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are


         September 30, 2001 (16) Mercury Target Select Equity Fund, Inc.

      known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income, including dividend income and capital gain distributions from the Portfolio, if any, are recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of September 30, 2001, no debt securities were held by the Fund.

      (e) Expenses--Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Portfolio. The Fund indirectly bears its proportional share of the fees and expenses of the Portfolio in which it invests. Accordingly, the Fund's investment return will be net of both the fees and expenses of the Portfolio and the expenses attributable to the Fund.

      (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,269 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

(2)   Stand-By Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into a Stand-By Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


         September 30, 2001 (17) Mercury Target Select Equity Fund, Inc.

      Mercury Advisors will render advisory services and be entitled to receive advisory fees only in the event that the Fund becomes a direct investor in portfolio securities. In the event that Mercury Advisors is required to provide investment advisory services pursuant to the Stand-By Advisory Agreement, Mercury Advisors would receive a fee of 1.0625% of the Fund's average net assets.

      Mercury Advisors reimbursed the Fund in the amount of $181,386 for operating expenses.

      The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                 Account            Distribution
                                              Maintenance Fee           Fee
      --------------------------------------------------------------------------
      Class A                                      .35%                  --
      --------------------------------------------------------------------------
      Class B                                      .25%                 .75%
      --------------------------------------------------------------------------
      Class C                                      .25%                 .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Corporation. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the period December 14, 2000 to September 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of Class A Shares as follows:

                                                          FAMD          MLPF&S
      --------------------------------------------------------------------------
      Class A                                             $80           $1,251
      --------------------------------------------------------------------------


         September 30, 2001 (18) Mercury Target Select Equity Fund, Inc.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimburses Mercury Advisors at its cost for such services. For the period December 14, 2000 to September 30, 2001, the Fund reimbursed Mercury Advisors an aggregate of $7,720 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

      Certain officers and/or directors of the Fund are officers and/or directors of Mercury Advisors, PSI, FAM, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the period December 14, 2000 to September 30, 2001 were $778,329 and $153,917, respectively.

      Net realized losses for the period December 14, 2000 to September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:

                                                  Realized            Unrealized
                                                   Losses               Losses
      --------------------------------------------------------------------------
      Long-term investments                       $(21,117)           $(168,858)
      --------------------------------------------------------------------------
      Total                                       $(21,117)           $(168,858)
      --------------------------------------------------------------------------

As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $189,975, all of which related to depreciated securities. The aggregate cost of investments at September 30, 2001 for Federal income tax purposes was $624,412.


         September 30, 2001 (19) Mercury Target Select Equity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $527,571 for the period December 14, 2000 to September 30, 2001.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period
      December 14, 2000+ to September 30, 2001    Shares           Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                  6,819            $  50,592
      Shares redeemed                             (2,532)             (18,178)
                                                  ---------------------------
      Net increase                                 4,287            $  32,414
                                                  ===========================
      --------------------------------------------------------------------------
+ Prior to December 14, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class A Shares for the Period
      December 14, 2000+ to September 30, 2001    Shares           Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                  8,127            $  73,879
      Shares redeemed                               (184)              (1,374)
                                                  ---------------------------
      Net increase                                 7,943            $  72,505
                                                  ===========================
      --------------------------------------------------------------------------
+ Prior to December 14, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class B Shares for the Period
      December 14, 2000+ to September 30, 2001    Shares           Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                 44,785            $ 357,280
      Shares redeemed                             (3,155)             (22,561)
                                                  ---------------------------
      Net increase                                41,630            $ 334,719
                                                  ===========================
      --------------------------------------------------------------------------
+ Prior to December 14, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class C Shares for the Period
      December 14, 2000+ to September 30, 2001    Shares           Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                 12,009            $  96,702
      Shares redeemed                             (1,119)              (8,769)
                                                  ---------------------------
      Net increase                                10,890            $  87,933
                                                  ===========================
      --------------------------------------------------------------------------
+ Prior to December 14, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


         September 30, 2001 (20) Mercury Target Select Equity Fund, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Mercury Target Select Equity Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Target Select Equity Fund, Inc. as of September 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the period from December 14, 2000 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Target Select Equity Fund, Inc. at September 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for the period from December 14, 2000 to September 30, 2001, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
November 9, 2001


         September 30, 2001 (21) Mercury Target Select Equity Fund, Inc.

STATEMENT OF NET ASSETS

TARGET SELECT EQUITY FUND OF ALPHA SELECT FUNDS

                                                                         Market Value
Industries                            Investments               Shares       (000)
-------------------------------------------------------------------------------------
COMMON STOCKS--91.6%
=====================================================================================
Administration of           First Health Group*                    500        $15
Human Resource
Programs--0.9%
-------------------------------------------------------------------------------------
Advertising & Related       Catalina Marketing*                    400         11
Services--0.6%
-------------------------------------------------------------------------------------
Agriculture,                Grant Prideco*                         700          4
Construction &
Mining Machinery
Manufacturing--0.2%
-------------------------------------------------------------------------------------
Architectural,              Delta Plc (GB)                       7,200         11
Engineering & Related       Leica Geosystems* (CH)                  30          5
Services--0.9%                                                                ---
                                                                               16
-------------------------------------------------------------------------------------
Basic Chemical              E.I. du Pont de Nemours                300         11
Manufacturing--1.5%         Kerr-McGee                             300         16
                                                                              ---
                                                                               27
-------------------------------------------------------------------------------------
Cable                       Comcast, Cl A*                         300         11
Networks & Program          USA Networks*                          750         13
Distribution--1.4%                                                            ---
                                                                               24
-------------------------------------------------------------------------------------
Cigarette                   HM Sampoerna (ID)                   90,000         29
Manufacturing--1.6%
-------------------------------------------------------------------------------------
Clothing Stores--0.5%       Intimate Brands                      1,050          9
-------------------------------------------------------------------------------------
Coal Mining--0.6%           Arch Coal                              700         11
-------------------------------------------------------------------------------------
Colleges, Universities &    Career Education*                      300         16
Professional
Schools--0.9%
-------------------------------------------------------------------------------------
Communications              Cisco Systems*                       2,150         26
Equipment                   Lucent Technologies                  2,000         11
Manufacturing--5.3%         Motorola                               900         14
                            Polycom*                               790         19
                            Qualcomm*                              510         24
                                                                              ---
                                                                               94
-------------------------------------------------------------------------------------
Computer & Peripheral       Compaq Computer                      1,250         10
Equipment                   Dell Computer*                       1,070         20
Manufacturing--3.6%         International Business Machines        150         14
                            Lexmark International*                 400         18
                            Palm*                                  900          1
                                                                              ---
                                                                               63
-------------------------------------------------------------------------------------


         September 30, 2001 (22) Mercury Target Select Equity Fund, Inc.

                                                                         Market Value
Industries                            Investments               Shares       (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (continued)
=====================================================================================
Computer Systems            3Com*                                3,300        $12
Design & Related            Cadence Design Systems*                300          5
Services--2.1%              Optimal Robotics, Cl A*                500         12
                            Turnstone Systems*                     600          2
                            Unisys*                                700          6
                                                                              ---
                                                                               37
-------------------------------------------------------------------------------------
Crop Production Support     Southcorp Ltd. (AU)                    700          3
Activities--0.2%
-------------------------------------------------------------------------------------
Cutlery & Handtool          Gillette                               850         25
Manufacturing--1.4%
-------------------------------------------------------------------------------------
Data Processing             MedQuist*                              500         13
Services--0.7%
-------------------------------------------------------------------------------------
Depository Credit           Bank of America                        200         12
Intermediation--1.0%        Bank One                               200          6
                                                                              ---
                                                                               18
-------------------------------------------------------------------------------------
Drugs & Druggists'          Cardinal Health                        300         22
Sundries Wholesale--
1.3%
-------------------------------------------------------------------------------------
Electric Power              Calpine*                               970         22
Generation,
Transmission &
Distribution--1.3%
-------------------------------------------------------------------------------------
Electronic                  eBay*                                  500         23
Shopping & Mail-Order
Houses--1.3%
-------------------------------------------------------------------------------------
Electronics & Appliance     Best Buy*                              610         28
Stores--2.5%                RadioShack                             640         16
                                                                              ---
                                                                               44
-------------------------------------------------------------------------------------
Engine, Turbine &           Cummins                                300         10
Power Transmission
Equipment
Manufacturing--0.6%
-------------------------------------------------------------------------------------
General Freight             Yellow*                                100          2
Trucking--0.1%
-------------------------------------------------------------------------------------
General Medical             Health Management Associates, Cl A*    800         17
& Surgical
Hospitals--1.0%
-------------------------------------------------------------------------------------
Insurance                   ACE Ltd.                               650         19
Carriers--2.0%              Everest Re Group Ltd.                  230         15
                            Partner Re Ltd.                         30          1
                                                                              ---
                                                                               35
-------------------------------------------------------------------------------------


         September 30, 2001 (23) Mercury Target Select Equity Fund, Inc.

                                                                                       Market Value
Industries                                    Investments                  Shares         (000)
---------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
===================================================================================================
Limited-Service Eating      AFC Enterprises*                                  500          $10
Places--1.2%                McDonald's                                        400           11
                                                                                           ---
                                                                                            21
---------------------------------------------------------------------------------------------------
Machinery,                  WW Grainger                                       300           12
Equipment & Supplies
Wholesale--0.7%
---------------------------------------------------------------------------------------------------
Medical & Diagnostic        Laboratory Corporation of America Holdings*       210           17
Laboratories--1.0%
---------------------------------------------------------------------------------------------------
Medical                     Boston Scientific*                                700           14
Equipment & Supplies        Haemonetics-Mass*                                 400           14
Manufacturing--4.8%         Johnson & Johnson                                 470           26
                            Respironics*                                      400           14
                            Varian Medical Systems*                           250           16
                                                                                           ---
                                                                                            84
---------------------------------------------------------------------------------------------------
Metal Ore Mining--0.8%      Lihir Gold Ltd.* (AU)                          25,143           14
---------------------------------------------------------------------------------------------------
Mining Support              Diamond Offshore Drilling                         400           10
Activities--0.9%            Rowan*                                            450            6
                                                                                           ---
                                                                                            16
---------------------------------------------------------------------------------------------------
Motion Picture & Video      Clear Channel Communications*                     670           27
Industries--1.9%            Walt Disney                                       400            7
                                                                                           ---
                                                                                            34
---------------------------------------------------------------------------------------------------
Motor Vehicle               Brilliance China Automotive ADR (HK)              100            2
Manufacturing--0.1%
---------------------------------------------------------------------------------------------------
Motor Vehicle Parts         Dana                                              600            9
Manufacturing--1.7%         Delphi Automotive Systems                         600            7
                            Lear*                                             500           14
                                                                                           ---
                                                                                            30
---------------------------------------------------------------------------------------------------
Navigational/Measuring/     L-3 Communications Holdings*                       50            4
Electromedical/             Mettler Toledo International*                     300           13
Control Instruments         Techem* (DE)                                       45            1
Manufacturing--1.4%         Thermo Electron*                                  400            7
                                                                                           ---
                                                                                            25
---------------------------------------------------------------------------------------------------
Newspaper/Periodical/       AH Belo, Cl A                                   1,000           16
Book/Database               Tribune                                           350           11
Publishers--1.5%                                                                           ---
                                                                                            27
---------------------------------------------------------------------------------------------------
Offices of                  Caremark Rx*                                      700           12
Physicians--0.7%
---------------------------------------------------------------------------------------------------
Other Fabricated            Alliant Techsystems*                              100            9
Metal Product
Manufacturing--0.5%
---------------------------------------------------------------------------------------------------


         September 30, 2001 (24) Mercury Target Select Equity Fund, Inc.

                                                                         Market Value
Industries                             Investments               Shares      (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (continued)
=====================================================================================
Other Food                  Cerebos Pacific Ltd. (SG)             4,000      $ 4
Manufacturing--0.2%
-------------------------------------------------------------------------------------
Other General               Wal-Mart Stores                         300       15
Merchandise
Stores--0.9%
-------------------------------------------------------------------------------------
Other General               Pfeiffer Vacum Technology (DE)          400       11
Purpose Machinery
Manufacturing--0.6%
-------------------------------------------------------------------------------------
Other Special Trade         Textron                                 400       13
Contractors--0.7%
-------------------------------------------------------------------------------------
Outpatient Care             Aetna-New*                              450       13
Centers--1.4%               Nestor Healthcare Group Plc (GB)      1,500       11
                                                                             ---
                                                                              24
-------------------------------------------------------------------------------------
Paper & Paper Product       Boise Cascade                           500       15
Wholesale--1.5%             Jefferson Smurfit Group ADR (IE)        600       11
                                                                             ---
                                                                              26
-------------------------------------------------------------------------------------
Petroleum &                 Petroplus International* (NL)           817       12
Coal Products               Unocal                                1,110       36
Manufacturing--2.7%                                                          ---
                                                                              48
-------------------------------------------------------------------------------------
Pharmaceutical &            Albany Molecular Research*              300        7
Medicine                    Amgen*                                  420       25
Manufacturing--5.0%         Ilex Oncology*                          400       11
                            Mylan Laboratories                      600       20
                            Pharmaceutical Resources*               700       25
                                                                             ---
                                                                              88
-------------------------------------------------------------------------------------
Printing &                  Topps*                                1,500       14
Related Support
Activities--0.8%
-------------------------------------------------------------------------------------
Professional &              PSS World Medical*                    1,800       17
Commercial
Equipment & Supply
Wholesale--1.0%
-------------------------------------------------------------------------------------
Pulp, Paper &               Georgia-Pacific Group                   300        9
Paperboard Mills--1.1%      Sappi Ltd. ADR (ZA)                   1,300       11
                                                                             ---
                                                                              20
-------------------------------------------------------------------------------------
Radio & Television          AudioCodes Ltd.* (IL)                 1,200        3
Broadcasting--2.4%          Fox Entertainment Group, Cl A*          450        9
                            Liberty Media, Cl A*                  1,300       17
                            M6-Metropole Television (FR)            100        2
                            Radio One, Cl D*                        700        8
                            Societe Television Francaise 1 (FR)     200        4
                                                                             ---
                                                                              43
-------------------------------------------------------------------------------------


         September 30, 2001 (25) Mercury Target Select Equity Fund, Inc.

                                                                         Market Value
Industries                             Investments               Shares      (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (concluded)
=====================================================================================
Scheduled Air               AMR-Del*                                500     $   10
Transportation--1.8%        Ryanair Holdings Plc ADR* (IE)          200          8
                            Singapore Airlines Ltd. (SG)          3,000         14
                                                                            ------
                                                                                32
-------------------------------------------------------------------------------------
Security &                  Goldman Sachs Group                     300         21
Commodity Contracts
Intermediation &
Brokerage--1.2%
-------------------------------------------------------------------------------------
Semiconductor &             Analog Devices*                         560         18
Other Electronic            Broadcom, Cl A*                         720         15
Component                   Celestica* (CA)                         830         23
Manufacturing--9.8%         Flextronics International Ltd.* (SG)  1,100         18
                            Intel                                 1,050         21
                            Micron Technology*                    1,284         24
                            Nvidia*                               1,170         32
                            Perlos (FI)                             900          7
                            Tyco International Ltd.                 300         14
                                                                            ------
                                                                               172
-------------------------------------------------------------------------------------
Ship & Boat                 Ferretti* (IT)                        2,000          5
Building--0.3%
-------------------------------------------------------------------------------------
Soap, Cleaners &            Clorox                                  300         11
Toilet Preparation
Manufacturing--0.6%
-------------------------------------------------------------------------------------
Software                    Borland Software*                     1,000          8
Publishers--1.8%            Electronic Arts*                        500         23
                                                                            ------
                                                                                31
-------------------------------------------------------------------------------------
Specialized Freight         Arkansas Best*                          600         12
Trucking--0.7%
-------------------------------------------------------------------------------------
Support Activities for      UK Coal Plc (GB)                      9,300         12
Mining--0.7%
-------------------------------------------------------------------------------------
Telecommunica-              Aether Systems*                       1,100          7
tions--4.0%                 AT&T                                    800         15
                            Price Communications*                   100          2
                            Sprint-PCS Group*                       880         23
                            Telecom Argentina ADR (AR)              600          5
                            WorldCom-WorldCom Group*              1,200         18
                                                                            ------
                                                                                70
-------------------------------------------------------------------------------------
Transportation              General Dynamics                        310         27
Equipment
Manufacturing--1.5%
-------------------------------------------------------------------------------------
Traveler                    Mandalay Resort Group*                  200          3
Accommodation--0.2%
-------------------------------------------------------------------------------------
                            Total Common Stocks (Cost $1,912)                1,612
-------------------------------------------------------------------------------------


         September 30, 2001 (26) Mercury Target Select Equity Fund, Inc.

STATEMENT OF NET ASSETS (CONCLUDED)

                                                            Face Amount  Market Value
                                 Investments                   (000)         (000)
-------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS
=====================================================================================
Warrants--0.0%      Dime Bancorp* (A)                           $300        $   --
-------------------------------------------------------------------------------------
                    Total Warrants (Cost $0)                                    --
-------------------------------------------------------------------------------------
Commercial          General Motors Acceptance
Paper--3.3%         3.440%, 10/01/2001                            58            58
-------------------------------------------------------------------------------------
                    Total Commercial Paper (Cost $58)                           58
-------------------------------------------------------------------------------------
                    Total Investments--94.9% (Cost $1,970)                   1,670
-------------------------------------------------------------------------------------
                    Other Assets and Liabilities, Net--5.1%                     89
-------------------------------------------------------------------------------------
                    Total Net Assets--100.0%                                $1,759
                                                                            ======
-------------------------------------------------------------------------------------

*     Non-income producing security.
(A) Represents a potential settlement in a legal claim. There is no strike price or expiration date.

      ADR--American Depositary Receipt
      Cl--Class
      Ltd.--Limited
      Plc--Public Limited Company

      Country Codes:

      AR--Argentina
      AU--Australia
      CA--Canada
      CH--Switzerland
      DE--Germany
      FI--Finland
      FR--France
      GB--United Kingdom
      HK--Hong Kong
      ID--Indonesia
      IE--Ireland
      IL--Israel
      IT--Italy
      NL--Netherlands
      SG--Singapore
      ZA--South Africa

      Amounts designated as "--" are either $0 or have been rounded to $0.


         September 30, 2001 (27) Mercury Target Select Equity Fund, Inc.

At September 30, 2001, country diversification of the Fund was as follows:

                                                              % of         Value
Country Diversification                                    Net Assets      (000)
--------------------------------------------------------------------------------
Foreign Common Stocks
Argentina                                                      0.3%       $    5
Australia                                                      1.0            17
Canada                                                         1.3            23
Finland                                                        0.4             7
France                                                         0.3             6
Germany                                                        0.7            12
Hong Kong                                                      0.1             2
Indonesia                                                      1.6            29
Ireland                                                        1.1            19
Israel                                                         0.2             3
Italy                                                          0.3             5
Netherlands                                                    0.7            12
Singapore                                                      2.0            36
South Africa                                                   0.6            11
Switzerland                                                    0.3             5
United Kingdom                                                 1.9            34
                                                             -------------------
Total Foreign Common Stock                                    12.8           226
Domestic Common Stock                                         78.8         1,386
Warrants                                                       0.0            --
Commercial Paper                                               3.3            58
                                                             -------------------
Total Investments                                             94.9         1,670
Other Assets and Liabilities, Net                              5.1            89
                                                             -------------------
Total Net Assets                                             100.0%       $1,759
                                                             ===================
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


         September 30, 2001 (28) Mercury Target Select Equity Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (000)

For the Year Ended September 30, 2001

TARGET SELECT EQUITY FUND OF ALPHA SELECT FUNDS

Assets:

Investment securities at value (cost $1,970)                            $ 1,670
Cash                                                                         54
Receivable for investment securities sold                                    60
Accrued income                                                                2
Capital shares sold                                                           6
Receivable due from adviser                                                  31
Prepaid expenses                                                              7
                                                                        -------
Total assets                                                              1,830
                                                                        -------
--------------------------------------------------------------------------------

Liabilities:

Payable for investment securities purchased                                  40
Accrued expenses                                                             31
                                                                        -------
Total liabilities                                                            71
                                                                        -------
--------------------------------------------------------------------------------

Net Assets:

Portfolio capital (unlimited authorization--no par value)
  based on 276,007 outstanding shares of beneficial interest              3,778
Accumulated net realized loss on investments                             (1,719)
Net unrealized depreciation on investments                                 (300)
                                                                        -------
Total net assets                                                        $ 1,759
                                                                        =======
Net asset value, offering and redemption price per share                $  6.37
                                                                        =======
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


         September 30, 2001 (29) Mercury Target Select Equity Fund, Inc.

STATEMENT OF OPERATIONS (000)

For the Year Ended September 30, 2001

TARGET SELECT EQUITY FUND OF ALPHA SELECT FUNDS

Investment Income:
Interest                                                                $    14
Dividend                                                                     11
                                                                        -------
Total Investment Income                                                      25
                                                                        -------
--------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                                     28
Administrator fees                                                           65
Transfer agent fees                                                          43
Printing fees                                                                35
Registration fees                                                            29
Professional fees                                                            28
Custodian fees                                                               18
Trustee fees                                                                 12
Amortization of deferred organizational costs                                 4
Insurance and other fees                                                      5
                                                                        -------
Total expenses                                                              267
Less: Investment advisory fee waiver                                        (28)
      Reimbursements by adviser                                            (203)
      Directed brokerage                                                     (4)
                                                                        -------
Net expenses                                                                 32
                                                                        -------
Net investment loss                                                          (7)
                                                                        -------
Net realized loss from securities sold                                   (1,714)
Net realized gain on foreign currency transactions                            1
Net unrealized depreciation of investment securities                       (781)
                                                                        -------
Net realized and unrealized loss on investments                          (2,494)
                                                                        -------
Net Decrease in Net Assets Resulting From Operations                    $(2,501)
                                                                        =======
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


         September 30, 2001 (30) Mercury Target Select Equity Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (000)

TARGET SELECT EQUITY FUND OF ALPHA SELECT FUNDS

For the Years Ended September 30,                             2001        2000
-------------------------------------------------------------------------------
Investment Activities:

Net investment loss                                         $    (7)    $   (19)
Net realized gain (loss) from securities sold and
   foreign currency transactions                             (1,713)      1,089
Net unrealized appreciation (depreciation) of
   investment securities                                       (781)        425
                                                            -------------------
Net increase (decrease) in net assets resulting
   from operations                                           (2,501)      1,495
                                                            -------------------
-------------------------------------------------------------------------------

Distributions to Shareholders:

Realized capital gains                                       (1,017)       (640)
                                                            -------------------
Total distributions                                          (1,017)       (640)
                                                            -------------------
-------------------------------------------------------------------------------

Capital Share Transactions:

Proceeds from shares issued                                     828       2,749
Proceeds from shares issued in lieu of cash distributions       931         624
Cost of shares redeemed                                        (988)     (1,561)
                                                            -------------------
Increase in net assets from capital share transactions          771       1,812
                                                            -------------------
Total increase (decrease) in net assets                      (2,747)      2,667
                                                            -------------------
-------------------------------------------------------------------------------

Net Assets:

Beginning of year                                             4,506       1,839
                                                            -------------------
End of year                                                 $ 1,759     $ 4,506
                                                            ===================
-------------------------------------------------------------------------------

Shares Issued and Redeemed:

Issued                                                           90         135
Issued in lieu of cash distributions                             82          39
Redeemed                                                       (102)        (75)
                                                            -------------------
Net increase in capital shares                                   70          99
                                                            -------------------
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


         September 30, 2001 (31) Mercury Target Select Equity Fund, Inc.

FINANCIAL HIGHLIGHTS

TARGET SELECT EQUITY FUND OF ALPHA SELECT FUNDS

For a Share Outstanding Throughout each Period

                                                      2001(1)           2000           1999             1998(2)
------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period             $   21.84         $   17.17      $   10.34        $   10.00
                                                 -----------------------------------------------------------
Net investment loss                                   (.02)             (.06)          (.07)              --
Realized and unrealized gain/(loss) on
   investments                                      (10.32)            10.74           7.80              .35
                                                 -----------------------------------------------------------
Distributions from net investment Income                --                --             --             (.01)
Distributions from capital gains                     (5.13)            (6.01)          (.90)              --
Net asset value end of period                         6.37             21.84          17.17            10.34
                                                 ===========================================================
------------------------------------------------------------------------------------------------------------

Total Investment Return:

Total return+                                      (57.64%)           74.45%         80.04%            3.50%
Net assets end of period (000)                   $   1,759         $   4,506      $   1,839        $     966
                                                 ===========================================================
------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Ratio of net expenses to average net assets++        1.23%(3)          1.30%          1.30%            1.30%
Ratio of total expenses to average net assets       10.29%             6.06%         10.19%           18.76%
Ratio of net investment income (loss)
   to average net assets++                           (.26%)            (.55%)         (.56%)            .02%
                                                 ===========================================================
------------------------------------------------------------------------------------------------------------

Supplemental Data:

Portfolio turnover rate                            681.78%         1,081.55%      1,279.40%          803.02%
                                                 ===========================================================
------------------------------------------------------------------------------------------------------------

  +   Returns are for the period indicated and have not been annualized.
 ++   Inclusive of directed brokerage arrangements, waivers, and reimbursements.
(1) On October 19, 2000 shareholders of the TIP Target Select Equity Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the Alpha Select Funds Target Select Equity Fund. In connection with the reorganization, shareholders approved a change in the adviser from Turner Investment Partners, Inc. to Concentrated Capital Management, LP.
(2) Commenced operations on December 31, 1997. All ratios for the period have been annualized.
(3) On November 1, 2000 the maximum expense cap changed from 1.30% to 1.22%. See note 5 in the Notes to Financial Statements.

      Amounts designated as "--" are either $0 or have been rounded to $0.

      The accompanying notes are an integral part of the financial statements.


         September 30, 2001 (32) Mercury Target Select Equity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

      TARGET SELECT EQUITY FUND OF ALPHA SELECT FUNDS

(1)   Organization:

      Alpha Select Funds (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with one portfolio, the Target Select Equity Fund (the "Fund"). The Fund is registered to offer three separate classes of shares: Class A Shares, Class C Shares and Class I Shares. The Class I Shares are the only active class of shares as of September 30, 2001. The Fund is non-diversified, and may therefore be invested in equity securities of a limited number of issuers. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

      On November 1, 2000, the Fund acquired all the assets and liabilities of the TIP Funds' TIP Target Select Equity Fund in a tax-free reorganization. The historical accounting and performance presented is that of the TIP Target Select Equity Fund.

(2)   Significant Accounting Policies:

      The following is a summary of the significant accounting policies followed by the Fund.

      Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

      Security Valuation--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities listed on a foreign exchange are valued based on quotations from the primary market in which they are traded. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term obligations with maturities of sixty days or less are valued at amortized cost which approximates market value. Subject to the foregoing, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.


         September 30, 2001 (33) Mercury Target Select Equity Fund, Inc.

      Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

      Net Asset Value Per Share--The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

      Federal Income Taxes--It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

      The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

      Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transaction.

      For foreign equity securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

      The Fund reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

      Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is at least 102%. In the event of default of the counterparty and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.


         September 30, 2001 (34) Mercury Target Select Equity Fund, Inc.

      Distributions to Shareholders--Distributions from net investment income are declared and paid to Shareholders annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually. Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, $6,142 of unused net operating losses from the current year, has been charged to paid-in-capital at September 30, 2001.

      Accounting Standards Issued But Not Yet Adopted--On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

(3)   Transactions with Affiliates:

      Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

(4)   Administration and Distribution Agreements:

      The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services to the Fund for an annual fee of 0.09% of the aggregate average daily net assets of the Fund up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 for the first class of shares, and $15,000 for each additional class, payable to the Administrator for services rendered to the Fund under the Administration Agreement. The Administrator may, at its sole discretion waive all or a portion of its fees.

      The Target Select Equity Fund has directed certain portfolio trades to brokers who paid a portion of its expenses. For the year ended September 30, 2001, the Fund's expenses were reduced by $4,082 under this arrangement.

      DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.


         September 30, 2001 (35) Mercury Target Select Equity Fund, Inc.

      The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services relating to its Class I Shares under this agreement.

      Effective October 1, 2001, Turner Investment Partners, Inc. ("Turner"), an affiliate of the Investment Adviser, will begin providing administrative services to the Fund under an Administration Agreement with the Trust. For its services, Turner will receive an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion, and 0.12% on such assets in excess of $2 billion (subject to applicable waivers). Under a separate Sub-Administration Agreement between Turner and SEI Investments Mutual Funds Services ("SEI"), SEI will provide sub-administrative services to the Fund.

      Effective October 1, 2001, CCM Securities Inc., a broker dealer subsidiary of Turner Investment Partners, Inc., will begin providing distribution services to the Fund under a Distribution Agreement. CCM Securities Inc. will also begin providing shareholder servicing services to the Fund under a Shareholder Servicing Plan and Agreement effective October 1, 2001.

(5)   Investment Advisory Agreement:

      The Trust and Concentrated Capital Management, LP ("CCM") (the "Adviser") are parties to an Investment Advisory Agreement dated May 23, 2000, under which the Adviser receives an annual fee equal to 1.0625% (1.05% prior to November 1, 2000 adviser reorganization) of the average daily net assets of the Target Select Equity Fund. The Fund had three Sub-Advisers--Evergreen Investment Management Company, LLP, Mercury Advisors, and Turner Investment Partners, Inc., (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser managed a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. For its services, each of the Sub-Advisers is entitled to receive a fee payable by CCM. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Target Select Equity Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.22% (1.30% prior to November 1, 2000 adviser reorganization). Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

      The Advisory fee for the Fund is subject to a monthly performance adjustment based on the Fund's performance relative to the performance of its benchmark. If the Fund outperforms its benchmark by 3% or more, the base advisory fee rate will be increased for the next period. If the Fund underperforms its benchmark by 3% or more, the base advisory fee rate will be decreased for the next period. Accordingly the overall fee may vary by 0.15% either way. Performance adjustments will commence on November 1, 2001.


         September 30, 2001 (36) Mercury Target Select Equity Fund, Inc.

(6)   Investment Transactions:

      The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2001, are as follows (000):

      --------------------------------------------------------------------------
      Purchases                                                          $15,540
      --------------------------------------------------------------------------
      Sales                                                              $15,875
      --------------------------------------------------------------------------

      At September 30, 2001, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was $1,991,962. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 2001, is as follows
      (000):

      --------------------------------------------------------------------------
      Aggregate gross unrealized appreciation                             $  52
      Aggregate gross unrealized depreciation                              (374)
                                                                          -----
      Net unrealized depreciation                                         $(322)
                                                                          =====
      --------------------------------------------------------------------------

      Subsequent to October 31, 2000, the Fund had recognized $1,575,568 of net capital losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at September 30, 2002. The Fund also had $121,394 in capital loss carryforwards at September 30, 2001, which can be used to offset future capital gains through September 2009.

(7)   Forward Foreign Currency Contracts:

      The Fund can enter into forward foreign currency exchange contracts as a hedge against portfolio positions and in connection with portfolio purchases and sales of securities denominated in foreign currency. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

(8)   Concentration of Risk:

      The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.


         September 30, 2001 (37) Mercury Target Select Equity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(9)   Reorganization:

      On October 19, 2000, the shareholders of the TIP Target Select Equity Fund (the "Fund") approved a tax-free reorganization, effective November 1, 2000, under which all of the assets and liabilities of the Fund were transferred to the Alpha Select Funds Target Select Equity Fund. In connection with the reorganization, shareholders approved a change in the adviser from Turner Investment Partners, Inc. to Concentrated Capital Management, LP.

(10)  Subsequent Event:

      Mercury Advisors has resigned as a Sub-Adviser to the Fund, effective October 31, 2001. The assets managed by Mercury Advisors will be allocated by the Adviser to Turner Investment Partners, Inc., one of the current Sub-Advisers to the Fund. The Adviser may, consistent with the Investment Advisers' Act of 1940, appoint new sub-advisers to manage the assets that had been managed by Mercury Advisors.

      At September 30, 2001, the Mercury Target Selected Equity Fund, Inc. held 25% of the outstanding shares of the Fund. Subsequent to September 30, 2001, the Board of Directors of the Mercury Target Select Equity Fund, Inc. approved a proposal, which will result in its liquidation and the redemption of all its shares held.


         September 30, 2001 (38) Mercury Target Select Equity Fund, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Alpha Select Funds--Target Select Equity Fund

We have audited the accompanying statement of assets and liabilities of the Alpha Select Funds--Target Select Equity Fund (the "Fund"), including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Select Funds--Target Select Equity Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 29, 2001


         September 30, 2001 (39) Mercury Target Select Equity Fund, Inc.

[LOGO] Merrill Lynch  Investment Managers

   MUTUAL             MANAGED           ALTERNATIVE              INSTITUTIONAL
   FUNDS              ACCOUNTS          INVESTMENTS             ASSET MANAGEMENT

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Target Select Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper            #MERCTSE--9/01